UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

CLORACKS CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-1590559	46-1426042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 S. Rainbow Blvd. Suite 139
Las Vegas, Nevada 89146
(Address of principal executive offices, including zip code)

(702) 581-4063
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 9, 2014, L.L. Bradford resigned as the Company’s independent registered public accounting firm.

L.L. BRADFORD issued an audit report on the Company’s financial statements for the period from November 1, 2012 (inception) through October 31, 2013.

L.L. BRADFORD’s reports on the financial statements of the Company for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The L.L. BRADFORD report on the financial statements of the Company for the period ended October 31, 2013 contained a going concern explanatory paragraph.

During the Company’s two most recent fiscal years and any subsequent interim period preceding L.L. BRADFORD’s resignation, there were no reportable events or disagreements with L.L. BRADFORD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L.L. BRADFORD, would have caused the Company to make reference to the subject matter of the disagreement (s) in connection with this report.

The Company has provided a copy of this disclosure to L.L. BRADFORD, and requested that L.L. BRADFORD furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating  whether L.L. BRADFORD agrees with the statements made by the Company and, if not, stating the respects in which L.L. BRADFORD does not agree.

A copy of L.L. BRADFORD’s response to this Report on Form 8-K/A is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On January 20, 2015, the Board of Directors, of the Company approved the appointment of SadlerGibb & Associates, LLC (“SadlerGibb”) as the Company's new independent registered public accounting firm for the Company's 2014 fiscal year, subject to the completion of final acceptance procedures. On January 20, 2015, this process was completed and the Company engaged SadlerGibb.

During the two most recent fiscal years and the interim period preceding our engagement of SadlerGibb, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.
•	Item 9.01. Financial Statements and Exhibits

•	(d) Exhibits

•	16.1 Letter from L.L. Bradford.*

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 Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

Cloracks Corporation

/s/ Maria Luisa C. Dayson

Maria Luisa C. Dayson
Chief Executive Officer (Principal Executive Officer)

Dated: July 8, 2015

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